Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
June 30, 2026

Basis of Presentation
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates.
Non-GAAP Financial Measures
This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.
Fully-Taxable Equivalent (FTE) Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures. Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes. The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets,
•Tangible common equity to risk-weighted assets using Basel III definition, and
•Adjusted common equity tier 1 (CET1).
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. The tangible common equity ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. The adjusted CET1 ratio differs from the defined CET1 regulatory capital ratio the Company is subject to by including the impact of accumulated other comprehensive income (loss) (AOCI) excluding cash flow hedges in the calculation of the capital ratio. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.
Notable Items
From time to time, revenue, expenses, or taxes are impacted by items judged by management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by management at that time to be infrequent or short term in nature. We refer to such items as “Notable Items.” Management believes it is useful to consider certain financial metrics with and without Notable Items, in order to enable a better understanding of company results, increase comparability of period-to-period results, and to evaluate and forecast those results.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	June 30,	March 31,	June 30,	Percent Changes vs.
	2026	2026	2025	1Q26	2Q25
Net interest income - FTE (1)	$2,072	$1,910	$1,483	8%	40%
FTE adjustment	(20)	(19)	(16)	(5)	(25)
Net interest income	2,052	1,891	1,467	9	40
Provision for credit losses	132	158	103	(16)	28
Noninterest income	785	682	471	15	67
Noninterest expense	1,809	1,774	1,197	2	51
Income before income taxes	896	641	638	40	40
Provision for income taxes	165	114	96	45	72
Income after income taxes	731	527	542	39	35
Income attributable to non-controlling interest	4	4	6	—	(33)
Net income attributable to Huntington	727	523	536	39	36
Dividends on preferred shares	41	41	27	—	52
Net income applicable to common shares	$686	$482	$509	42%	35%

Net income per common share - diluted	$0.33	$0.25	$0.34	32%	(3)%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period (2)	9.65	9.55	9.13	1	6
Average common shares - basic	2,021	1,869	1,457	8	39
Average common shares - diluted	2,048	1,901	1,481	8	38
Ending common shares outstanding	2,020	2,027	1,459	—	38
Return on average assets	1.02%	0.81%	1.04%
Return on average common shareholders’ equity	9.3	7.2	11.0
Return on average tangible common shareholders’ equity (3)	15.1	11.6	16.1
Net interest margin (1)	3.21	3.24	3.11
Efficiency ratio (4)	61.5	67.2	59.0
Effective tax rate	18.4	17.8	15.0
Average total assets	$284,481	$262,170	$207,852	9%	37%
Average earning assets	258,600	238,973	191,092	8	35
Average loans and leases	189,255	174,216	133,171	9	42
Average total deposits	223,403	204,616	163,429	9	37
Average Huntington shareholders’ equity	32,555	29,896	20,548	9	58
Average common shareholders' equity	29,675	27,050	18,559	10	60
Average tangible common shareholders' equity	19,404	18,024	12,935	8	50
Total assets at end of period	283,984	285,372	207,742	—	37
Total Huntington shareholders’ equity at end of period	32,624	32,535	20,928	—	56

NCOs as a % of average loans and leases	0.25%	0.26%	0.20%
NAL ratio	0.84	0.71	0.62
NPA ratio (5)	0.85	0.72	0.63
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.72	1.72	1.73
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.78	1.78	1.86
Common equity tier 1 risk-based capital ratio (6)	10.0	10.2	10.5
Tangible common equity / tangible asset ratio (7)	7.1	7.0	6.6
See Notes to Quarterly and Year-to-Date Key Statistics.

Huntington Bancshares Incorporated
Year-to-Date Key Statistics
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share data)	2026	2025	Amount	Percent
Net interest income - FTE (1)	$3,982	$2,924	$1,058	36%
FTE adjustment	(39)	(31)	(8)	(26)
Net interest income	3,943	2,893	1,050	36
Provision for credit losses	290	218	72	33
Noninterest income	1,467	965	502	52
Noninterest expense	3,583	2,349	1,234	53
Income before income taxes	1,537	1,291	246	19
Provision for income taxes	279	218	61	28
Income after income taxes	1,258	1,073	185	17
Income attributable to non-controlling interest	8	10	(2)	(20)
Net income attributable to Huntington	1,250	1,063	187	18
Dividends on preferred shares	82	54	28	52
Net income applicable to common shares	$1,168	$1,009	$159	16%

Net income per common share - diluted	$0.59	$0.68	$(0.09)	(13)%
Cash dividends declared per common share	0.31	0.31	—	—
Average common shares - basic	1,946	1,456	490	34
Average common shares - diluted	1,975	1,482	493	33
Return on average assets	0.92%	1.04%
Return on average common shareholders’ equity	8.3	11.1
Return on average tangible common shareholders’ equity (3)	13.4	16.4
Net interest margin (1)	3.23	3.11
Efficiency ratio (4)	64.2	58.9
Effective tax rate	18.1	16.8
Average total assets	$273,387	$206,477	$66,910	32%
Average earning assets	248,841	189,703	59,138	31
Average loans and leases	181,777	132,023	49,754	38
Average total deposits	214,061	162,519	51,542	32
Average Huntington shareholders’ equity	31,233	20,274	10,959	54
Average common shareholders' equity	28,370	18,285	10,085	55
Average tangible common shareholders' equity	18,718	12,657	6,061	48

NCOs as a % of average loans and leases	0.25%	0.23%
See Notes to Quarterly and Year-to-Date Key Statistics.

Notes to Quarterly and Year-to-Date Key Statistics
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.
(2)Tangible book value per common share, a non-GAAP measure, is calculated as tangible common shareholders' equity divided by period end common shares outstanding.
(3)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.
(4)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses), which represents a non-GAAP measure.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)June 30, 2026 figure is estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets), which represents a non-GAAP measure. Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate. See page 17 for reconciliation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	At June 30,	At March 31,	At December 31,	Percent Changes vs.
(dollar amounts in millions)	2026	2026	2025	1Q26	4Q25
	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$3,330	$2,096	$1,783	59%	87%
Interest-earning deposits with banks	12,714	17,579	12,295	(28)	3
Trading account assets	326	199	63	64	417
Available-for-sale securities	35,206	35,557	26,132	(1)	35
Held-to-maturity securities	14,384	14,768	15,258	(3)	(6)
Other securities	1,383	1,281	994	8	39
Loans held for sale	1,886	1,073	1,415	76	33
Loans and leases (1)	189,422	188,818	149,642	—	27
Allowance for loan and lease losses	(3,249)	(3,243)	(2,537)	—	(28)
Net loans and leases	186,173	185,575	147,105	—	27
Bank-owned life insurance	3,676	3,673	2,902	—	27
Accrued income and other receivables	2,960	2,197	2,621	35	13
Premises and equipment	2,171	2,138	1,321	2	64
Goodwill	9,527	9,527	5,997	—	59
Servicing rights and other intangible assets	1,691	1,727	752	(2)	125
Other assets	8,557	7,982	6,468	7	32
Total assets	$283,984	$285,372	$225,106	—%	26%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$222,466	$223,482	$176,610	—%	26%
Short-term borrowings	3,111	1,875	1,261	66%	147%
Long-term debt	18,738	21,594	17,221	(13)	9
Other liabilities	7,004	5,840	5,635	20	24
Total liabilities	251,319	252,791	200,727	(1)	25

Shareholders' equity
Preferred stock	2,881	2,881	2,731	—	5
Common stock	20	20	16	—	25
Capital surplus	25,150	25,273	17,244	—	46
Less treasury shares, at cost	(94)	(95)	(92)	1	(2)
Accumulated other comprehensive income (loss)	(2,213)	(2,059)	(1,908)	(7)	(16)
Retained earnings	6,880	6,515	6,351	6	8
Total Huntington shareholders’ equity	32,624	32,535	24,342	—	34
Non-controlling interest	41	46	37	(11)	11
Total equity	32,665	32,581	24,379	—	34
Total liabilities and equity	$283,984	$285,372	$225,106	—%	26%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000	2,250,000,000
Common shares outstanding	2,020,414,826	2,027,130,587	1,567,732,506
Treasury shares outstanding	7,152,410	7,269,138	7,187,541
Preferred stock, authorized shares	6,617,808	6,617,808	6,617,808
Preferred shares outstanding	891,900	891,900	885,000
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2026		2026		2025		2025		2025
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$91,378	49%	$89,282	47%	$69,442	46%	$62,978	45%	$60,723	45%
Commercial real estate	23,457	12	24,337	13	15,209	10	10,732	8	10,698	8
Lease financing	5,714	3	5,796	3	5,727	4	5,515	4	5,516	4
Total commercial	120,549	64	119,415	63	90,378	60	79,225	57	76,937	57
Consumer:
Residential mortgage	33,221	18	33,458	19	24,777	17	24,502	18	24,527	19
Automobile	15,460	8	15,953	8	16,168	11	15,996	12	15,382	11
Home equity	11,884	6	11,831	6	10,395	7	10,314	7	10,221	8
RV and marine	5,706	3	5,627	3	5,682	4	5,805	4	5,907	4
Other consumer	2,602	1	2,534	1	2,242	1	2,114	2	1,986	1
Total consumer	68,873	36	69,403	37	59,264	40	58,731	43	58,023	43
Total loans and leases	$189,422	100%	$188,818	100%	$149,642	100%	$137,956	100%	$134,960	100%

Ending balances by business segment:
Consumer & Regional Banking	$103,317	55%	$104,578	55%	$79,069	53%	$75,027	55%	$73,887	55%
Commercial Banking	86,089	45	84,199	45	70,391	47	62,755	45	60,823	45
Treasury / Other	16	—	41	—	182	—	174	—	250	—
Total loans and leases	$189,422	100%	$188,818	100%	$149,642	100%	$137,956	100%	$134,960	100%

Average balances by business segment:
Consumer & Regional Banking	$104,270	55%	$95,969	55%	$77,908	53%	$74,306	55%	$73,154	55%
Commercial Banking	84,706	45	78,029	45	68,388	47	61,373	45	59,806	45
Treasury / Other	279	—	218	—	311	—	265	—	211	—
Total loans and leases	$189,255	100%	$174,216	100%	$146,607	100%	$135,944	100%	$133,171	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2026		2026		2025		2025		2025
Ending balances by type:
Total deposits
Demand deposits - noninterest-bearing	$40,129	18%	$40,839	18%	$32,205	18%	$28,596	17%	$28,656	18%
Demand deposits - interest-bearing	62,395	28	61,086	27	48,510	27	46,056	28	45,468	28
Money market deposits	75,717	34	75,554	34	65,123	37	62,837	38	60,998	37
Savings deposits	18,820	9	18,971	9	15,426	9	14,986	9	15,112	9
Time deposits	25,405	11	27,032	12	15,346	9	12,737	8	13,146	8
Total deposits	$222,466	100%	$223,482	100%	$176,610	100%	$165,212	100%	$163,380	100%

Ending balances by business segment:
Consumer & Regional Banking	$150,687	68%	$153,000	69%	$117,188	66%	$110,043	67%	$111,926	68%
Commercial Banking	62,713	28	60,775	27	50,657	29	47,651	28	43,691	27
Treasury / Other	9,066	4	9,707	4	8,765	5	7,518	5	7,763	5
Total deposits	$222,466	100%	$223,482	100%	$176,610	100%	$165,212	100%	$163,380	100%

Average balances by business segment:
Consumer & Regional Banking	$152,612	68%	$138,557	67%	$114,613	66%	$111,138	68%	$112,135	69%
Commercial Banking	61,597	28	56,622	28	50,470	29	46,346	28	43,288	26
Treasury / Other	9,194	4	9,437	5	8,073	5	7,328	4	8,006	5
Total deposits	$223,403	100%	$204,616	100%	$173,156	100%	$164,812	100%	$163,429	100%

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2026	2026	2025	2025	2025	1Q26	2Q25
Assets:
Interest-earning deposits with banks	$16,977	$15,634	$12,231	$11,823	$12,264	9%	38%
Trading account assets	281	235	112	629	634	20	(56)
Investment and other securities:
Available-for-sale securities:
Taxable	31,486	28,063	22,879	23,485	24,015	12	31
Tax-exempt	3,487	3,441	3,405	3,318	3,251	1	7
Total available-for-sale securities	34,973	31,504	26,284	26,803	27,266	11	28
Held-to-maturity securities - taxable	14,571	14,975	15,397	15,752	16,130	(3)	(10)
Other securities	1,369	1,219	949	888	881	12	55
Total investment and other securities	50,913	47,698	42,630	43,443	44,277	7	15
Loans held for sale	1,174	1,190	931	893	746	(1)	57
Loans and leases: (2)
Commercial:
Commercial and industrial	90,371	81,535	67,378	61,440	59,393	11	52
Commercial real estate	23,925	21,138	14,268	10,692	10,785	13	122
Lease financing	5,726	5,754	5,498	5,483	5,458	—	5
Total commercial	120,022	108,427	87,144	77,615	75,636	11	59
Consumer:
Residential mortgage	33,515	30,392	25,098	24,511	24,423	10	37
Automobile	15,650	16,056	16,114	15,693	15,132	(3)	3
Home equity	11,878	11,325	10,372	10,264	10,196	5	16
RV and marine	5,646	5,631	5,747	5,860	5,921	—	(5)
Other consumer	2,544	2,385	2,132	2,001	1,863	7	37
Total consumer	69,233	65,789	59,463	58,329	57,535	5	20
Total loans and leases	189,255	174,216	146,607	135,944	133,171	9	42
Total earning assets	258,600	238,973	202,511	192,732	191,092	8	35
Cash and due from banks	2,036	1,778	1,396	1,445	1,407	15	45
Goodwill and other intangible assets	10,468	9,175	6,043	5,625	5,640	14	86
All other assets	13,377	12,244	10,280	9,925	9,713	9	38
Total assets	$284,481	$262,170	$220,230	$209,727	$207,852	9%	37%
Liabilities and shareholders' equity:
Interest-bearing deposits:
Demand deposits - interest-bearing	$62,388	$52,985	$47,185	$45,980	$44,677	18%	40%
Money market deposits	75,309	75,216	65,182	62,009	61,090	—	23
Savings deposits	18,940	18,033	15,360	15,042	15,127	5	25
Time deposits	26,758	22,864	14,661	12,773	13,290	17	101
Total interest-bearing deposits	183,395	169,098	142,388	135,804	134,184	8	37
Short-term borrowings	1,887	1,745	897	1,267	1,261	8	50
Long-term debt	20,971	20,248	17,335	17,433	17,776	4	18
Total interest-bearing liabilities	206,253	191,091	160,620	154,504	153,221	8	35
Demand deposits - noninterest-bearing	40,008	35,518	30,768	29,008	29,245	13	37
All other liabilities	5,620	5,624	4,907	4,826	4,788	—	17
Total liabilities	251,881	232,233	196,295	188,338	187,254	8	35
Total Huntington shareholders’ equity	32,555	29,896	23,896	21,348	20,548	9	58
Non-controlling interest	45	41	39	41	50	10	(10)
Total equity	32,600	29,937	23,935	21,389	20,598	9	58
Total liabilities and equity	$284,481	$262,170	$220,230	$209,727	$207,852	9%	37%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense
(Unaudited)

	Quarterly Interest Income / Expense (1) (2)
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2026	2026	2025	2025	2025
Assets
Interest-earning deposits with banks	$156	$141	$124	$134	$139
Trading account assets	3	2	—	7	6
Investment and other securities:
Available-for-sale securities:
Taxable	285	258	212	246	278
Tax-exempt	43	42	43	41	41
Total available-for-sale securities	328	300	255	287	319
Held-to-maturity securities - taxable	97	99	103	105	107
Other securities	17	16	11	12	12
Total investment and other securities	442	415	369	404	438
Loans held for sale	19	18	14	15	12
Loans and leases:
Commercial:
Commercial and industrial	1,336	1,191	1,023	959	914
Commercial real estate	370	327	233	187	183
Lease financing	101	99	91	93	92
Total commercial	1,807	1,617	1,347	1,239	1,189
Consumer:
Residential mortgage	404	353	269	259	253
Automobile	229	232	241	234	219
Home equity	202	193	184	190	186
RV and marine	76	76	80	80	79
Other consumer	64	58	54	55	51
Total consumer	975	912	828	818	788
Total loans and leases	2,782	2,529	2,175	2,057	1,977
Total earning assets	$3,402	$3,105	$2,682	$2,617	$2,572
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$285	$246	$227	$235	$223
Money market deposits	493	446	437	466	464
Savings deposits	39	30	19	13	11
Time deposits	231	198	137	116	124
Total interest-bearing deposits	1,048	920	820	830	822
Short-term borrowings	18	16	10	13	13
Long-term debt	264	259	243	251	254
Total interest-bearing liabilities	1,330	1,195	1,073	1,094	1,089
Net interest income	$2,072	$1,910	$1,609	$1,523	$1,483
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield / Rate
(Unaudited)

	Quarterly Average Yield / Rate (1)
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Assets
Interest-earning deposits with banks	3.67%	3.62%	4.03%	4.53%	4.52%
Trading account assets	3.97	3.70	2.58	4.03	3.72
Investment and other securities:
Available-for-sale securities:
Taxable	3.62	3.67	3.72	4.19	4.62
Tax-exempt	4.92	4.86	4.99	5.02	4.93
Total available-for-sale securities	3.75	3.80	3.88	4.29	4.66
Held-to-maturity securities - taxable	2.65	2.65	2.66	2.66	2.66
Other securities	5.00	5.17	4.86	5.15	5.85
Total investment and other securities	3.47	3.48	3.46	3.72	3.95
Loans held for sale	6.16	6.19	6.13	6.52	6.43
Loans and leases: (2)
Commercial:
Commercial and industrial	5.85	5.85	5.94	6.11	6.09
Commercial real estate	6.12	6.17	6.39	6.86	6.71
Lease financing	6.98	6.86	6.48	6.69	6.66
Total commercial	5.96	5.96	6.05	6.25	6.22
Consumer:
Residential mortgage	4.81	4.65	4.29	4.23	4.15
Automobile	5.87	5.86	5.93	5.92	5.82
Home equity	6.85	6.89	7.02	7.34	7.32
RV and marine	5.44	5.44	5.53	5.41	5.31
Other consumer	10.09	9.88	10.11	10.82	10.88
Total consumer	5.65	5.59	5.54	5.57	5.49
Total loans and leases	5.84	5.82	5.84	5.96	5.91
Total earning assets	5.28	5.27	5.25	5.39	5.40
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.83	1.88	1.91	2.02	2.00
Money market deposits	2.62	2.41	2.66	2.99	3.05
Savings deposits	0.83	0.68	0.47	0.35	0.28
Time deposits	3.46	3.50	3.69	3.60	3.74
Total interest-bearing deposits	2.29	2.21	2.28	2.43	2.46
Short-term borrowings	3.65	3.83	4.45	3.90	4.37
Long-term debt	5.06	5.09	5.61	5.75	5.69
Total interest-bearing liabilities	2.59	2.53	2.65	2.81	2.85
Net interest rate spread	2.69	2.74	2.60	2.58	2.55
Impact of noninterest-bearing funds on margin	0.52	0.50	0.55	0.55	0.56
Net interest margin	3.21%	3.24%	3.15%	3.13%	3.11%

Additional information:
Commercial Loan Derivative Impact
Commercial loans (2) (3)	6.02%	6.04%	6.23%	6.50%	6.49%
Impact of commercial loan derivatives	(0.06)	(0.08)	(0.18)	(0.25)	(0.27)
Total commercial - as reported	5.96%	5.96%	6.05%	6.25%	6.22%
Average SOFR	3.62%	3.66%	4.00%	4.33%	4.32%

Total cost of deposits (4)	1.88%	1.82%	1.88%	2.00%	2.02%
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Yields/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(4)Includes noninterest-bearing and interest-bearing deposit balances.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Interest income	$3,382	$3,086	$2,665	$2,600	$2,556
Interest expense	1,330	1,195	1,073	1,094	1,089
Net interest income	2,052	1,891	1,592	1,506	1,467
Provision for credit losses	132	158	123	122	103
Net interest income after provision for credit losses	1,920	1,733	1,469	1,384	1,364
Payments and cash management revenue	204	187	170	174	165
Wealth and asset management revenue	134	120	102	104	102
Customer deposit and loan fees	128	110	107	102	95
Capital markets and advisory fees	140	132	101	94	84
Mortgage banking income	53	32	39	43	28
Insurance income	21	21	22	20	19
Leasing revenue	29	13	19	23	10
Net gains (losses) on sales of securities	2	13	—	—	(58)
Other noninterest income	74	54	22	68	26
Total noninterest income	785	682	582	628	471
Personnel costs	1,010	992	845	757	722
Outside data processing and other services	326	311	222	198	182
Equipment	96	93	67	66	68
Net occupancy	90	85	56	57	54
Professional services	31	44	80	31	22
Marketing	38	37	36	34	28
Deposit and other insurance expense	38	35	(1)	9	20
Amortization of intangibles	54	41	13	11	11
Lease financing equipment depreciation	2	3	3	4	2
Other noninterest expense	124	133	99	79	88
Total noninterest expense	1,809	1,774	1,420	1,246	1,197
Income before income taxes	896	641	631	766	638
Provision for income taxes	165	114	108	133	96
Income after income taxes	731	527	523	633	542
Income attributable to non-controlling interest	4	4	4	4	6
Net income attributable to Huntington	727	523	519	629	536
Dividends on preferred shares	41	41	43	27	27
Net income applicable to common shares	$686	$482	$476	$602	$509

Average common shares - basic	2,021	1,869	1,544	1,459	1,457
Average common shares - diluted	2,048	1,901	1,570	1,485	1,481

Per common share
Net income - basic	$0.34	$0.26	$0.31	$0.41	$0.35
Net income - diluted	0.33	0.25	0.30	0.41	0.34
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$2,052	$1,891	$1,592	$1,506	$1,467
FTE adjustment	20	19	17	17	16
Net interest income FTE (1)	2,072	1,910	1,609	1,523	1,483
Noninterest income	785	682	582	628	471
Total revenue FTE (1)	$2,857	$2,592	$2,191	$2,151	$1,954
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2026	2026	2025	2025	2025	1Q26	2Q25
Net origination and secondary marketing income	$45	$35	$28	$30	$26	29%	73%
Net mortgage servicing income
Loan servicing income	32	32	26	26	26	—	23
Amortization of capitalized servicing	(24)	(21)	(20)	(17)	(18)	(14)	(33)
Operating income	8	11	6	9	8	(27)	—
MSR valuation adjustment (1)	2	(5)	13	(1)	—	140	100
Gains (losses) due to MSR hedging	(2)	(10)	(8)	4	(6)	80	67
Net MSR risk management	—	(15)	5	3	(6)	100	100
Total net mortgage servicing income	8	(4)	11	12	2	300	300
All other	—	1	—	1	—	(100)	—
Mortgage banking income	$53	$32	$39	$43	$28	66%	89%

Mortgage origination volume	$3,581	$2,323	$2,178	$2,243	$2,412	54%	48%
Mortgage origination volume for sale	1,964	1,457	1,421	1,516	1,508	35	30

Third party mortgage loans serviced (2)	$43,419	$42,796	$34,407	$34,370	$33,925	1%	28%
Mortgage servicing rights (2)	752	735	593	576	567	2	33
MSR % of investor servicing portfolio (2)	1.73%	1.72%	1.72%	1.67%	1.67%	1%	4%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2026	2026	2025	2025	2025
Allowance for loan and lease losses, beginning of period	$3,243	$2,537	$2,374	$2,331	$2,263
Loan and lease charge-offs	(191)	(173)	(145)	(137)	(111)
Recoveries of loans and leases previously charged off	72	62	56	62	45
Net loan and lease charge-offs	(119)	(111)	(89)	(75)	(66)
Provision for loan and lease losses	125	250	109	118	134
Allowance on purchased credit deteriorated (PCD) loans and leases at acquisition	—	322	71	—	—
Allowance on purchased seasoned loans and leases at acquisition (1)	—	245	72	—	—
Allowance for loan and lease losses, end of period	3,249	3,243	2,537	2,374	2,331
Allowance for unfunded lending commitments, beginning of period	125	206	188	184	215
Provision (benefit) for unfunded lending commitments	7	(92)	14	4	(31)
Allowance for unfunded lending commitments at acquisition	—	11	4	—	—
Allowance for unfunded lending commitments, end of period	132	125	206	188	184
Total allowance for credit losses, end of period	$3,381	$3,368	$2,743	$2,562	$2,515
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.72%	1.72%	1.70%	1.72%	1.73%
Nonaccrual loans and leases (NALs)	204	243	272	294	277
Nonperforming assets (NPAs)	202	239	269	289	274
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.78%	1.78%	1.83%	1.86%	1.86%
Nonaccrual loans and leases (NALs)	213	253	295	317	299
Nonperforming assets (NPAs)	210	248	290	312	295
(1)    Reflects Huntington's October 1, 2025 adoption of Accounting Standards Update (ASU) 2025-08 applicable to purchased loans whereby non-PCD loans acquired in a business combination are deemed "purchased seasoned loans" and subject to the gross-approach resulting in recognition of an allowance for credit losses at acquisition.

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2026	2026	2025	2025	2025
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$1,443	$1,390	$1,070	$1,084	$1,068
Commercial real estate	800	819	569	419	417
Lease financing	96	96	92	65	63
Total commercial	2,339	2,305	1,731	1,568	1,548
Consumer
Residential mortgage	259	291	205	204	208
Automobile	169	178	181	172	161
Home equity	174	171	149	160	153
RV and marine	129	134	136	141	143
Other consumer	179	164	135	129	118
Total consumer	910	938	806	806	783
Total allowance for loan and lease losses	3,249	3,243	2,537	2,374	2,331
Allowance for unfunded lending commitments	132	125	206	188	184
Total allowance for credit losses	$3,381	$3,368	$2,743	$2,562	$2,515

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2026	2026	2025	2025	2025
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$66	$54	$40	$39	$32
Commercial real estate	3	2	8	(4)	(3)
Lease financing	(3)	—	(8)	1	2
Total commercial	66	56	40	36	31
Consumer:
Residential mortgage	3	1	—	—	1
Automobile	12	15	14	10	7
Home equity	1	—	—	1	—
RV and marine	6	7	6	4	5
Other consumer	31	32	29	24	22
Total consumer	53	55	49	39	35
Total net charge-offs	$119	$111	$89	$75	$66
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.29%	0.26%	0.24%	0.25%	0.22%
Commercial real estate	0.06	0.03	0.21	(0.13)	(0.14)
Lease financing	(0.18)	0.01	(0.53)	0.04	0.12
Total commercial	0.22	0.21	0.18	0.18	0.16
Consumer:
Residential mortgage	0.03	0.02	0.01	0.01	0.01
Automobile	0.32	0.38	0.36	0.26	0.19
Home equity	0.01	0.02	(0.01)	0.01	0.01
RV and marine	0.44	0.51	0.45	0.30	0.33
Other consumer	4.88	5.30	5.22	4.92	4.86
Total consumer	0.30	0.34	0.33	0.27	0.25
Net charge-offs as a % of average loans and leases	0.25%	0.26%	0.24%	0.22%	0.20%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2026	2026	2025	2025	2025
Nonaccrual loans and leases (NALs):
Commercial and industrial	$986	$824	$562	$455	$489
Commercial real estate	243	188	133	131	138
Lease financing	8	9	8	10	10
Residential mortgage	223	185	107	97	93
Automobile	7	6	6	6	5
Home equity	120	117	113	108	105
RV and marine	2	2	2	1	2
Other consumer	—	1	—	—	—
Total nonaccrual loans and leases	1,589	1,332	931	808	842
Other real estate, net	23	22	13	10	10
Other NPAs (1)	—	3	1	3	—
Total nonperforming assets	$1,612	$1,357	$945	$821	$852

Nonaccrual loans and leases as a % of total loans and leases	0.84%	0.71%	0.62%	0.59%	0.62%
NPA ratio (2)	0.85	0.72	0.63	0.60	0.63
(NPA+90days)/(Loan+OREO) (3)	1.08	0.94	0.82	0.76	0.81

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2026	2026	2025	2025	2025
Nonperforming assets, beginning of period	$1,357	$945	$821	$852	$804
Acquired nonperforming assets	—	295	81	—	—
New nonperforming assets	737	403	300	252	343
Returns to accruing status	(36)	(52)	(22)	(25)	(27)
Charge-offs	(122)	(121)	(75)	(62)	(57)
Payments	(306)	(108)	(141)	(167)	(203)
Sales	(18)	(5)	(19)	(29)	(8)
Nonperforming assets, end of period	$1,612	$1,357	$945	$821	$852
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate owned.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2026	2026	2025	2025	2025
Accruing loans and leases past due 90+ days:
Commercial and industrial	$2	$2	$1	$1	$4
Commercial real estate	—	3	—	—	—
Lease financing	6	5	9	6	14
Residential mortgage (excluding loans guaranteed by the U.S. Government)	66	46	46	35	40
Automobile	12	12	14	12	10
Home equity	24	22	16	20	18
RV and marine	3	3	4	3	2
Other consumer	5	6	6	5	4
Total, excl. loans guaranteed by the U.S. Government	118	99	96	82	92
Add: loans guaranteed by U.S. Government	325	322	186	152	149
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$443	$421	$282	$234	$241

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.06%	0.05%	0.06%	0.06%	0.07%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.17	0.17	0.12	0.11	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.23	0.22	0.19	0.17	0.18

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2026	2026	2025	2025	2025
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$32,624	$32,535	$24,342	$22,248	$20,928
Regulatory capital adjustments:
Shareholders’ preferred equity and related surplus	(2,891)	(2,891)	(2,741)	(2,741)	(1,999)
Accumulated other comprehensive loss	2,208	2,055	1,904	2,065	2,241
Goodwill and other intangibles, net of taxes	(10,126)	(10,180)	(5,999)	(5,481)	(5,508)
Deferred tax assets from tax loss and credit carryforwards	(427)	(359)	(220)	(167)	(123)
Common equity tier 1 capital	21,388	21,160	17,286	15,924	15,539
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,891	2,891	2,741	2,741	1,999
Tier 1 capital	24,279	24,051	20,027	18,665	17,538
Long-term debt and other tier 2 qualifying instruments	2,127	2,126	1,480	1,477	1,606
Qualifying allowance for loan and lease losses	2,670	2,595	2,086	1,880	1,859
Tier 2 capital	4,797	4,721	3,566	3,357	3,465
Total risk-based capital	$29,076	$28,772	$23,593	$22,022	$21,003
Risk-weighted assets (RWA) (1)	$214,192	$208,132	$166,684	$150,222	$148,602
Common equity tier 1 risk-based capital ratio (1)	10.0%	10.2%	10.4%	10.6%	10.5%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.8	9.5	9.3	9.0	8.5
Tier 1 risk-based capital ratio (1)	11.3	11.6	12.0	12.4	11.8
Total risk-based capital ratio (1)	13.6	13.8	14.2	14.7	14.1

Reconciliation of Non-GAAP Measure (2)
Common equity tier 1 (CET1) capital (A)	$21,388	$21,160	$17,286	$15,924	$15,539
Add: Accumulated other comprehensive income (loss) (AOCI)	(2,208)	(2,055)	(1,904)	(2,065)	(2,241)
Less: AOCI cash flow hedge	(167)	(49)	27	16	(7)
Adjusted common equity tier 1 (B)	19,347	19,154	15,355	13,843	13,305
Risk-weighted assets (RWA) (C)	214,192	208,132	166,684	150,222	148,602
CET1 ratio (A/C)	10.0%	10.2%	10.4%	10.6%	10.5%
Adjusted CET1 ratio (B/C)	9.0	9.2	9.2	9.2	9.0
(1)June 30, 2026 figures are estimated.
(2) Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following provides the comparable regulatory financial measure, as well as the reconciliation to the comparable regulatory financial measure.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly Common Stock Summary

	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions):
Average - basic	2,021	1,869	1,544	1,459	1,457
Average - diluted	2,048	1,901	1,570	1,485	1,481
Ending	2,020	2,027	1,568	1,459	1,459
Tangible book value per common share (1)	$9.65	$9.55	$9.89	$9.54	$9.13
(1) Represents a non-GAAP measure that excludes preferred stock and intangible assets, net of deferred taxes, to derive tangible common equity.

Non-Regulatory Capital

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2026	2026	2025	2025	2025
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$32,624	$32,535	$24,342	$22,248	$20,928
Goodwill and other intangible assets	(10,442)	(10,496)	(6,142)	(5,611)	(5,635)
Deferred tax liability on other intangible assets (1)	192	203	30	13	16
Total tangible equity	22,374	22,242	18,230	16,650	15,309
Preferred equity	(2,881)	(2,881)	(2,731)	(2,731)	(1,989)
Total tangible common equity	$19,493	$19,361	$15,499	$13,919	$13,320
Total assets	$283,984	$285,372	$225,106	$210,228	$207,742
Goodwill and other intangible assets	(10,442)	(10,496)	(6,142)	(5,611)	(5,635)
Deferred tax liability on other intangible assets (1)	192	203	30	13	16
Total tangible assets	$273,734	$275,079	$218,994	$204,630	$202,123
Shareholders' equity / total assets	11.5%	11.4%	10.8%	10.6%	10.1%
Tangible equity / tangible asset ratio	8.2	8.1	8.3	8.1	7.6
Tangible common equity / tangible asset ratio	7.1	7.0	7.1	6.8	6.6
Tangible common equity / RWA ratio (2)	9.1	9.3	9.3	9.3	9.0
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Estimated at June 30, 2026.

Other Data

	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Number of employees (Average full-time equivalent)	26,407	24,641	20,924	20,247	20,242
Number of domestic full-service branches (1)	1,407	1,403	1,005	972	971
ATM Count	2,016	2,043	1,591	1,569	1,565
(1)Includes Regional Banking and The Huntington Private Bank offices.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data (continued)
(Unaudited)

Return on Average Tangible Common Shareholders' Equity

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(dollar amounts in millions)	2026	2026	2025	2025	2025	2026	2025
Calculation of return on average tangible common shareholders' equity ratio:
Average Huntington common shareholders' equity	$29,675	$27,050	$21,165	$19,197	$18,559	$28,370	$18,285
Less: Intangible assets and goodwill, net of tax effect	10,271	9,026	6,015	5,610	5,624	9,652	5,628
Average tangible common shareholders' equity (A)	$19,404	$18,024	$15,150	$13,587	$12,935	$18,718	$12,657
Net income applicable to common shares	$686	$482	$476	$602	$509	$1,168	$1,009
Add: Amortization of intangibles, net of deferred tax	42	33	10	8	9	75	18
Tangible net income applicable to common shares	$728	$515	$486	$610	$518	$1,243	$1,027
Add: Notable Items, after tax	116	216	99	(13)	3	332	5
Adjusted net income applicable to common shares, excluding Notable Items	$844	$731	$585	$597	$521	$1,575	$1,032
Tangible net income applicable to common shares, annualized (B)	$2,920	$2,089	$1,928	$2,420	$2,078	$2,507	$2,071
Adjusted net income applicable to common shares, excluding Notable Items, annualized (C)	3,385	2,965	2,320	2,369	2,090	3,176	2,081
Return on average tangible common shareholders' equity (B/A)	15.1%	11.6%	12.7%	17.8%	16.1%	13.4%	16.4%
Adjusted return on average tangible common shareholders' equity, excluding Notable Items (C/A)	17.5%	16.4%	15.3%	17.4%	16.2%	17.0%	16.4%

Efficiency Ratio

	Three Months Ended			Six Months Ended
(amounts in millions)	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Noninterest expense (GAAP)	$1,809	$1,774	$1,197	$3,583	$2,349
Less: Intangible amortization	54	41	11	95	22
Noninterest expense less amortization of intangibles (non-GAAP)	$1,755	$1,733	$1,186	$3,488	$2,327
Net interest income	$2,052	$1,891	$1,467	$3,943	$2,893
Noninterest income	785	682	471	1,467	965
Total Revenue (GAAP)	2,837	2,573	1,938	5,410	3,858
Add: FTE adjustment (1)	20	19	16	39	31
Less: Gains (losses) on sales of securities	2	13	(58)	15	(58)
FTE revenue less gains (losses) on sales of securities (non-GAAP)	$2,855	$2,579	$2,012	$5,434	$3,947
Efficiency Ratio (2)	61.5%	67.2%	59.0%	64.2%	58.9%
(1)Calculated on an FTE basis, which represents a non-GAAP measure, assuming a 21% tax rate.
(2)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding gains (losses) on sales of securities, which represents a non-GAAP measure.

Huntington Bancshares Incorporated
Consolidated Year-To-Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2026	2025	Amount	Percent
Assets
Interest-earning deposits with banks	$16,309	$11,950	$4,359	36%
Trading account assets	258	561	(303)	(54)
Investment and other securities:
Available-for-sale securities:
Taxable	29,784	24,130	5,654	23
Tax-exempt	3,464	3,252	212	7
Total available-for-sale securities	33,248	27,382	5,866	21
Held-to-maturity securities - taxable	14,772	16,243	(1,471)	(9)
Other securities	1,295	879	416	47
Total investment and other securities	49,315	44,504	4,811	11
Loans held for sale	1,182	665	517	78
Loans and leases: (2)
Commercial:
Commercial and industrial	85,978	58,478	27,500	47
Commercial real estate	22,539	10,902	11,637	107
Lease financing	5,740	5,467	273	5
Total commercial	114,257	74,847	39,410	53
Consumer:
Residential mortgage	31,962	24,362	7,600	31
Automobile	15,852	14,900	952	6
Home equity	11,603	10,160	1,443	14
RV and marine	5,639	5,936	(297)	(5)
Other consumer	2,464	1,818	646	36
Total consumer	67,520	57,176	10,344	18
Total loans and leases	181,777	132,023	49,754	38
Total earning assets	248,841	189,703	59,138	31
Cash and due from banks	1,908	1,406	502	36
Goodwill and other intangible assets	9,825	5,646	4,179	74
All other assets	12,813	9,722	3,091	32
Total assets	$273,387	$206,477	$66,910	32%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$57,711	$44,132	$13,579	31%
Money market deposits	75,263	60,654	14,609	24
Savings deposits	18,489	14,998	3,491	23
Time deposits	24,822	13,639	11,183	82
Total interest-bearing deposits	176,285	133,423	42,862	32
Short-term borrowings	1,816	1,350	466	35
Long-term debt	20,611	17,341	3,270	19
Total interest-bearing liabilities	198,712	152,114	46,598	31
Demand deposits - noninterest-bearing	37,776	29,096	8,680	30
All other liabilities	5,623	4,944	679	14
Total liabilities	242,111	186,154	55,957	30
Total Huntington shareholders’ equity	31,233	20,274	10,959	54
Non-controlling interest	43	49	(6)	(12)
Total equity	31,276	20,323	10,953	54
Total liabilities and equity	$273,387	$206,477	$66,910	32%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.

Huntington Bancshares Incorporated
Consolidated Year-To-Date Net Interest Margin - Interest Income / Expense
(Unaudited)

	YTD Interest Income / Expense (1) (2)
	Six Months Ended June 30,
(dollar amounts in millions)	2026	2025
Assets
Interest-earning deposits with banks	$297	$268
Trading account assets	5	10
Investment and other securities:
Available-for-sale securities:
Taxable	543	565
Tax-exempt	85	83
Total available-for-sale securities	628	648
Held-to-maturity securities - taxable	196	215
Other securities	33	24
Total investment and other securities	857	887
Loans held for sale	37	21
Loans and leases:
Commercial:
Commercial and industrial	2,527	1,787
Commercial real estate	697	368
Lease financing	200	181
Total commercial	3,424	2,336
Consumer:
Residential mortgage	757	503
Automobile	461	426
Home equity	395	369
RV and marine	152	157
Other consumer	122	99
Total consumer	1,887	1,554
Total loans and leases	5,311	3,890
Total earning assets	$6,507	$5,076
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$531	$428
Money market deposits	939	922
Savings deposits	69	18
Time deposits	429	264
Total interest-bearing deposits	1,968	1,632
Short-term borrowings	34	27
Long-term debt	523	493
Total interest-bearing liabilities	2,525	2,152
Net interest income	$3,982	$2,924
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate. See page 22 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year-To-Date Net Interest Margin - Yields / Rates
(Unaudited)

	YTD Average Yields / Rates (1)
	Six Months Ended June 30,
	2026	2025
Assets
Interest-earning deposits with banks	3.65%	4.49%
Trading account assets	3.84	3.70
Investment and other securities:
Available-for-sale securities:
Taxable	3.65	4.68
Tax-exempt	4.89	5.08
Total available-for-sale securities	3.77	4.73
Held-to-maturity securities - taxable	2.65	2.65
Other securities	5.08	5.57
Total investment and other securities	3.47	3.98
Loans held for sale	6.18	6.45
Loans and leases: (2)
Commercial:
Commercial and industrial	5.85	6.08
Commercial real estate	6.15	6.71
Lease financing	6.92	6.57
Total commercial	5.96	6.21
Consumer:
Residential mortgage	4.74	4.13
Automobile	5.87	5.77
Home equity	6.87	7.33
RV and marine	5.44	5.32
Other consumer	9.99	10.94
Total consumer	5.62	5.47
Total loans and leases	5.83	5.89
Total earning assets	5.27%	5.40%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.86%	1.96%
Money market deposits	2.52	3.06
Savings deposits	0.76	0.24
Time deposits	3.48	3.90
Total interest-bearing deposits	2.25	2.47
Short-term borrowings	3.73	4.10
Long-term debt	5.07	5.68
Total interest-bearing liabilities	2.56	2.85
Net interest rate spread	2.71	2.55
Impact of noninterest-bearing funds on margin	0.52	0.56
Net interest margin	3.23%	3.11%

Additional information:
Commercial Loan Derivative Impact
Commercial loans (2) (3)	6.03%	6.53%
Impact of commercial loan derivatives	(0.07)	(0.32)
Total commercial - as reported	5.96%	6.21%
Average SOFR	3.64%	4.33%

Total cost of deposits (4)	1.85%	2.02%
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate. See page 22 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(4)Includes noninterest-bearing and interest-bearing deposit balances.

Huntington Bancshares Incorporated
Selected Year-To-Date Income Statement Data
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share data)	2026	2025	Amount	Percent
Interest income	$6,468	$5,045	$1,423	28%
Interest expense	2,525	2,152	373	17
Net interest income	3,943	2,893	1,050	36
Provision for credit losses	290	218	72	33
Net interest income after provision for credit losses	3,653	2,675	978	37
Payments and cash management revenue	391	320	71	22
Wealth and asset management revenue	254	203	51	25
Customer deposit and loan fees	238	181	57	31
Capital markets and advisory fees	272	151	121	80
Mortgage banking income	85	59	26	44
Insurance income	42	39	3	8
Leasing revenue	42	24	18	75
Net gains (losses) on sales of securities	15	(58)	73	126
Other noninterest income	128	46	82	178
Total noninterest income	1,467	965	502	52
Personnel costs	2,002	1,393	609	44
Outside data processing and other services	637	352	285	81
Equipment	189	135	54	40
Net occupancy	175	119	56	47
Professional services	75	44	31	70
Marketing	75	57	18	32
Deposit and other insurance expense	73	57	16	28
Amortization of intangibles	95	22	73	332
Lease financing equipment depreciation	5	6	(1)	(17)
Other noninterest expense	257	164	93	57
Total noninterest expense	3,583	2,349	1,234	53
Income before income taxes	1,537	1,291	246	19
Provision for income taxes	279	218	61	28
Income after income taxes	1,258	1,073	185	17
Income attributable to non-controlling interest	8	10	(2)	(20)
Net income attributable to Huntington	1,250	1,063	187	18
Dividends on preferred shares	82	54	28	52
Net income applicable to common shares	$1,168	$1,009	$159	16%
Average common shares - basic	1,946	1,456	490	34
Average common shares - diluted	1,975	1,482	493	33
Per common share
Net income - basic	$0.60	$0.69	$(0.09)	(13)%
Net income - diluted	0.59	0.68	(0.09)	(13)
Cash dividends declared	0.31	0.31	—	—
Revenue - fully taxable equivalent (FTE)
Net interest income	$3,943	$2,893	$1,050	36%
FTE adjustment	39	31	8	26
Net interest income (1)	3,982	2,924	1,058	36
Noninterest income	1,467	965	502	52
Total revenue (1)	$5,449	$3,889	$1,560	40%
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year-To-Date Mortgage Banking Noninterest Income
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions)	2026	2025	Amount	Percent
Net origination and secondary marketing income	$80	$44	$36	82%
Net mortgage servicing income
Loan servicing income	64	52	12	23
Amortization of capitalized servicing	(45)	(31)	(14)	(45)
Operating income	19	21	(2)	(10)
MSR valuation adjustment (1)	(3)	(15)	12	80
(Losses) gains due to MSR hedging	(12)	9	(21)	(233)
Net MSR risk management	(15)	(6)	(9)	—
Total net mortgage servicing income	4	15	(11)	(73)
All other	1	—	1	100
Mortgage banking income	$85	$59	$26	44%

Mortgage origination volume	$5,904	$4,011	$1,893	47%
Mortgage origination volume for sale	3,421	2,446	975	40

Third party mortgage loans serviced (2)	43,419	33,925	9,494	28
Mortgage servicing rights (2)	752	567	185	33
MSR % of investor servicing portfolio (2)	1.73%	1.67%	0.06%	4%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Year-To-Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2026	2025
Allowance for loan and lease losses, beginning of period	$2,537	$2,244
Loan and lease charge-offs	(364)	(244)
Recoveries of loans and leases previously charged off	134	92
Net loan and lease charge-offs	(230)	(152)
Provision for loan and lease losses	375	239
Allowance on purchased credit deteriorated (PCD) loans and leases at acquisition	322	—
Allowance on purchased seasoned loans and leases at acquisition (1)	245	—
Allowance for loan and lease losses, end of period	3,249	2,331
Allowance for unfunded lending commitments, beginning of period	206	202
Provision (benefit) for unfunded lending commitments	(85)	(18)
Allowance for unfunded lending commitments at acquisition	11	—
Allowance for unfunded lending commitments, end of period	132	184
Total allowance for credit losses, end of period	$3,381	$2,515
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.72%	1.73%
Nonaccrual loans and leases (NALs)	204	277
Nonperforming assets (NPAs)	202	274
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.78%	1.86%
Nonaccrual loans and leases (NALs)	213	299
Nonperforming assets (NPAs)	210	295
(1)    Reflects Huntington's October 1, 2025 adoption of Accounting Standards Update (ASU) 2025-08 applicable to purchased loans whereby non-PCD loans acquired in a business combination are deemed "purchased seasoned loans" and subject to the gross-approach resulting in recognition of an allowance for credit losses at acquisition.

Huntington Bancshares Incorporated
Year-To-Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2026	2025
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$120	$80
Commercial real estate	5	(11)
Lease financing	(3)	6
Total commercial	122	75
Consumer:
Residential mortgage	4	1
Automobile	27	20
Home equity	1	—
RV and marine	13	12
Other consumer	63	44
Total consumer	108	77
Total net charge-offs	$230	$152
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.28%	0.28%
Commercial real estate	0.04	(0.20)
Lease financing	(0.08)	0.22
Total commercial	0.21	0.20
Consumer:
Residential mortgage	0.02	0.01
Automobile	0.35	0.27
Home equity	0.02	0.01
RV and marine	0.47	0.39
Other consumer	5.08	4.87
Total consumer	0.32	0.27
Net charge-offs as a % of average loans and leases	0.25%	0.23%

Huntington Bancshares Incorporated
Year-To-Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	At June 30,
(dollar amounts in millions)	2026	2025
Nonaccrual loans and leases (NALs):
Commercial and industrial	$986	$489
Commercial real estate	243	138
Lease financing	8	10
Residential mortgage	223	93
Automobile	7	5
Home equity	120	105
RV and marine	2	2
Total nonaccrual loans and leases	1,589	842
Other real estate, net	23	10
Other NPAs (1)	—	—
Total nonperforming assets	$1,612	$852

Nonaccrual loans and leases as a % of total loans and leases	0.84%	0.62%
NPA ratio (2)	0.85	0.63
(NPA+90days)/(Loan+OREO) (3)	1.08	0.81

	Six Months Ended June 30,
(dollar amounts in millions)	2026	2025
Nonperforming assets, beginning of period	$945	$822
Acquired nonperforming assets	295	—
New nonperforming assets	1,140	593
Returns to accruing status	(88)	(58)
Charge-offs	(243)	(112)
Payments	(414)	(381)
Sales	(23)	(12)
Nonperforming assets, end of period	$1,612	$852
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate owned.